SCHEDULE 14A
                                 RULE 14a - 101
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
[X]   Definitive Proxy Statement                 by Rule 14s-6(e)(2))

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12


                              DHB INDUSTRIES, INC.
________________________________________________________________________________
                (Name or Registrant as Specified in Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)   Aggregate number of securities to which transaction applied:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

________________________________________________________________________________

(4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)   Total fee paid:

________________________________________________________________________________

[ ]   Fee paid previously with preliminary materials:

________________________________________________________________________________

[ ]   Check box if any part of the fee is offset as  provided by  Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

________________________________________________________________________________

(2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)   Filing Party:

________________________________________________________________________________

(4)   Date Filed:

________________________________________________________________________________

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590

                                                                   April 15,2005

Dear Stockholder:

         We will hold our 2005 Annual Meeting of Stockholders at 4:00 p.m. Eastern Time on May 6, 2005 at our Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida and we look forward to greeting you personally if you are able to attend.

         At the Annual Meeting, you will be asked (i) to elect seven (7) directors, (ii) to ratify the appointment of Rachlin Cohen and Holtz LLP as our independent auditors for 2005 and (iii) to consider and vote upon our proposed 2005 Omnibus Equity Incentive Plan. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Our Board of Directors recommends that you vote FOR election of each of the director nominees, FOR the ratification of Rachlin Cohen and Holtz LLP as our independent auditors for 2005 and FOR approval of the 2005 Omnibus Equity Incentive Plan. Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. A proxy, as well as a copy of our 2004 Annual Report on Form 10-K/A, is included along with the Proxy Statement. We made copies of this Proxy Statement and form of proxy available to stockholders beginning on April 18, 2005.

      Your stockholder vote is more important than ever in 2005. Each share of our stock that you own represents one vote. If you do not vote your shares, you will not have a say in the important issues to be voted on at the Annual Meeting. The seven (7) nominees receiving the most votes "for" election will be elected as directors; and to pass the other proposals included in this year's Proxy Statement will require a majority of votes present or represented at the Annual Meeting and entitled to vote on the matter. Many of our stockholders do not vote, so the stockholders who do vote influence the outcome of the election in greater proportion than their percentage ownership. In addition, banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as approval of the 2005 Omnibus Equity Incentive Plan, which further reduces the number of votes cast. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

         We appreciate your cooperation, and look forward to seeing you at the Annual Meeting.

                                   Sincerely,

                                   /s/ DAVID H. BROOKS
                                   ____________________________________
                                   David H. Brooks
                                   Chairman and Chief Executive Officer

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


NOTICE IS HEREBY given that the 2005 Annual Meeting of Stockholders of DHB Industries, Inc. (the "Company") will be held on May 6, 2005 at 4:00 p.m. Eastern Time at the Company's Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida. The Annual Meeting is being called for the following purposes:

         1. To elect seven (7) directors to hold office during the year following the Annual Meeting and until their successors are elected and qualified.

         2. To ratify the appointment of Rachlin Cohen and Holtz LLP as the Company's independent auditors for 2005.

         3. To consider and vote upon the Company's proposed 2005 Omnibus Equity Incentive Plan.

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

         The foregoing items are more fully described in the Proxy Statement accompanying this Notice along with the form of proxy.

         Only stockholders of record at the close of business on April 1, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

                                                      DAWN M. SCHLEGEL
                                                      SECRETARY

Westbury, New York
April 15, 2005

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED.

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590

                                 PROXY STATEMENT

                                 April 15, 2005


Our Board of Directors solicits your proxy for the 2005 Annual Meeting of Stockholders to be held on May 6, 2005 at 4:00 p.m. Eastern Time at our Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida, and at any postponement or adjournment of the annual meeting, for the purposes set forth in the "Notice of Annual Meeting of Stockholders."

RECORD DATE AND SHARE OWNERSHIP

Only stockholders of record at the close of business on April 1, 2005 will be entitled to vote at the Annual Meeting. One-third of the shares of common stock outstanding on the record date must be present in person or by proxy to have a quorum. As of the close of business on April 1, 2005, 45,337,575 shares of common stock were outstanding. We made copies of this proxy statement and form of proxy available to stockholders beginning on April 18, 2005.

SUBMITTING AND REVOKING YOUR PROXY

If you complete and submit your proxy, the person named as proxy will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the person named as proxy will vote the shares represented by your proxy as follows:

     FOR the election of the director nominees set forth in "Proposal 1:
Election of Directors."

     FOR the ratification of Rachlin Cohen and Holtz LLP as our independent auditors for 2005 set for in "Proposal 2: Ratification of Independent Auditors."

     FOR approval of the proposed 2005 Omnibus Equity Incentive Plan set forth in "Proposal 3: The Proposed 2005 Omnibus Equity Incentive Plan."

In addition, if other matters are properly presented for voting at the Annual Meeting, the person named as proxy will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Annual Meeting.

Your stockholder vote is more important than ever in 2005. Each share of our stock that you own represents one vote. If you do not vote your shares, you will not have a say in the important issues to be voted on at the Annual Meeting. The seven (7) nominees receiving the most votes "for" election will be elected as directors; and to pass, the other proposals included in this year's proxy statement will require a majority of votes present or represented at the Annual

Meeting and entitled to vote on the matter. Many of our stockholders do not vote, so the stockholders who do vote influence the outcome of the election in greater proportion than their percentage ownership. In addition, banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as approval of the 2005 Omnibus Equity Incentive Plan, which further reduces the number of votes cast. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

You may revoke your proxy at any time prior to the closing of polls at the Annual Meeting by giving written notice to the Secretary of the Annual Meeting or by the delivery of a later dated proxy at the Annual Meeting or by mail to Dawn M. Schlegel, Secretary, DHB Industries, Inc., 400 Post Avenue, Suite 303, Westbury, New York 11590. If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions. Your presence at the Annual Meeting does not itself revoke the proxy. Proxies properly executed, duly returned and not revoked, will be voted at the Annual Meeting in accordance with the directions specified in the proxy.

VOTES REQUIRED TO ADOPT PROPOSALS

      Each share of our common stock outstanding on the record date will be entitled to one vote on each matter. The seven (7) nominees for election as directors who receive the most votes "for" election will be elected. Ratification of the appointment of the independent auditors and approval of our 2005 Omnibus Equity Incentive Plan will require an affirmative vote of the majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter.

      For the election of directors, withheld votes do not affect whether a nominee has received sufficient votes to be elected. For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers that do not have discretionary authority to vote on a particular matter and that have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. Please note that banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as approval of the 2005 Omnibus Equity Incentive Plan but may vote their clients' shares on the election of directors and the ratification of independent auditors. PROXY SOLICITATION EXPENSES

Our Board of Directors is soliciting proxies in the enclosed form, and we will pay the expenses of soliciting such proxies. Following the original mailing of the proxies and other soliciting materials, we may also solicit proxies by mail, telephone, telegraph, and facsimile or in person. We do not currently expect that we will retain a proxy solicitation firm; however, we reserve the right to retain outside proxy solicitors if necessary. We will pay the costs of outside proxy solicitors if they are retained. Following the original mailing of the proxies and other soliciting materials, we will request brokers, custodians, nominees and other record holders of the common stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, we will, upon the request of the record holders, reimburse such holders for their reasonable expenses. Solicitation will be made by mail and possibly supplemented by telephone or other personal contact by our directors, officers and regular employees without special compensation other than payment of out of pocket expenses.


STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by telephone to (516) 997-1155 or mail to Dawn M. Schlegel , Secretary, DHB Industries, Inc., 400 Post Avenue, Suite 303, Westbury, New York 11590. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future. Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing DHB Industries, Inc. ("DHB") stock at two different brokerage firms, your household will receive two copies of our annual meeting materials--one from each brokerage firm.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Seven (7) directors will be elected at the Annual Meeting to serve for terms of approximately one year expiring on the date of the Annual Meeting in 2006. Each of our directors is elected annually and holds office until the next annual meeting of stockholders and until his or her successor is duly elected. In the absence of instructions to the contrary, the shares of common stock represented by proxy will be voted for the election of the Board of Directors' nominees. Such nominees are listed below. All seven (7) nominees are currently directors.

Each individual nominated for election as a director has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the persons named in the accompanying proxy intend to vote for the election of the balance of the named nominees and such other person as may be recommended by our Board of Directors or leave a vacancy. Our Board of Directors has no reason to believe that any of the persons listed as nominees will be unable or unwilling to serve. Our Board of Directors has affirmatively determined that each nominee for the Board of Directors, other than Mr. Brooks and Mrs. Schlegel, does not have a material relationship with DHB that would interfere with the exercise of independent judgment and is "independent" under
Section 121(A) of the listing standards of the American Stock Exchange.

Our Board of Directors recommends that each stockholder vote "FOR" each of the Board of Directors' nominees.

INFORMATION CONCERNING NOMINEES

The following is information concerning nominees for election as directors. Each of such persons is presently a director.



                                                                                        Director
Name of Nominee            Age                Principal Occupation                       Since
_______________            ___                ____________________                      ________

David H. Brooks            50      Chairman and Chief Executive Officer                  1992
Dawn M. Schlegel           35      Chief Financial Officer                               2000
Jerome Krantz              50      Owner of Krantz Financial Group                       2000
Gary Nadelman              52      Partner in a ladies apparel manufacturer, Ninety
                                   Holding                                               2001
Cary Chasin                57      Advertising Executive at Star Publishing Group        2002
Barry Berkman              64      Attorney - Partner with Berkman Bottger & Rodd        2003
Gen. Larry Ellis, USA,     58      Retired - Commanding General, United Sates Army
Retired                            Forces                                                2004



     DAVID H. BROOKS has served as the Chairman or Co-Chairman since our inception in 1992. Mr. Brooks has served as the Chief Executive Officer since July 2000, having previously served in that capacity prior to September 1998. Mr. Brooks also serves as Chairman of the Board, President and a Director of Brooks Industries of L.I., Inc., a privately held venture capital firm.

     DAWN M. SCHLEGEL has been the Chief Financial Officer since September 1999. Mrs. Schlegel has also served as Treasurer and Secretary since September 1999, and was elected a Director as of July 2000. Prior thereto, Mrs. Schlegel was our Accounting Manager since 1996. Prior to joining us, Mrs. Schlegel was a Senior Accountant with Israeloff, Trattner & Co. CPAs, P.C., a certified public accounting firm, for more than five years where she managed audits of middle market companies and her duties included auditing, compilation and review of financial statements, taxes, and general accounting. Mrs. Schlegel is a licensed Certified Public Accountant in the State of New York.

     JEROME KRANTZ has been a director since July 2000. Mr. Krantz has been the owner of and employed with Krantz Financial Group for over five years, and has over 25 years of experience in the insurance and financial industries. Mr. Krantz is a chartered life underwriter, a chartered financial consultant, and a registered investment advisor. Mr. Krantz currently serves as Chairman of the Audit and Compensation Committees of the Board of Directors.

     GARY NADELMAN has been a director July 2001. Since 2003, Mr. Nadelman has been President of Ninety Holding, a subsidiary of Central Park West, a privately held clothing manufacturer. From 2002 to 2003, Mr. Nadelman was a partner in a privately held clothing manufacturer, Garrick Sales. Immediately prior thereto, he was the President of Synari, Inc., a manufacturer of women's sportswear and other apparel, for more than five years. Mr. Nadelman has over twenty years of experience in the apparel industry. Mr. Nadelman serves on the Audit and Compensation Committees of the Board of Directors.

         CARY CHASIN has been a director since October 2002. Mr. Chasin has been an advertising executive at Star Community Publishing Group (formerly known as DSA Community Publishing) for three years. Immediately prior thereto, he owned and operated an apparel retail store, Pants Palace. He was an employee of DHB from November 1999 through April 2000, working on special projects including the closing of the hard armor division. He has over 30 years experience in owning and operating apparel retail, manufacturing and importing businesses. Mr. Chasin serves on the Audit and Compensation Committees of the Board of Directors.

         BARRY BERKMAN has been a director since February 2003. Mr. Berkman has been a partner with Berkman Bottger & Rodd, a New York law firm, since 1994, and he is a member of the American Bar Association.

         GENERAL LARRY ELLIS, USA, RETIRED has been a director of the Company since December 2004. Retired General Larry Ellis completed his military career as Commanding General, United States Army Forces commanded from November 2001 until he retired on July 1, 2004. For more than thirty-five years, General Ellis has served in a succession of command and staff positions worldwide within the U.S. Military

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DAVID H. BROOKS, DAWN M. SCHLEGEL, JEROME KRANTZ, GARY NADELMAN, CARY CHASIN, BARRY BERKMAN AND LARRY ELLIS AS DIRECTORS.

BOARD AND COMMITTEE MEETINGS

Our directors serve for a term of one year following their election at the Annual Meeting, and until their successors have been elected and qualified. Our officers serve at the discretion of the Board of Directors. In 2004, there were a total of thirteen meetings of the Board of Directors (including actions taken by written consent), and no director attended less than 75% of all meetings of the Board of Directors and the committees on which he or she served. Our directors discharge their responsibilities throughout the year by personal meetings and other communications, including frequent and considerable telephone contact with each other regarding matters of interest and concern to the Board of Directors. Formal action is generally accomplished by the unanimous written consent of the directors. Our directors are encouraged to attend our Annual

Meetings. No members of the Board of Directors attended the Company's 2004 annual stockholders meeting.

Our Board of Directors has two committees, the Audit Committee and the Compensation Committee. In 2004, each of these Committees was comprised of three directors, Jerome Krantz, Gary Nadelman, and Cary Chasin, who are not officers of DHB and who are all independent directors as defined under Section 121(A) of the listing standards of the American Stock Exchange and under Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In 2004, there were seven meetings of the Audit Committee and three meetings of the Compensation Committee. All members of each Committee attended all Committee meetings.

         COMPENSATION COMMITTEE

Our Compensation Committee reviews and determines salaries, performance-based incentives and other matters relating to executive compensation, and administers our equity compensation plan, including reviewing and granting stock options to our executive officers. Our Compensation Committee also reviews and determines various other company compensation policies and matters.

         AUDIT COMMITTEE

Our Audit Committee assists the Board of Directors in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, retention, compensation and oversight of the work of our independent auditors. The responsibilities and activities of the Audit Committee are described in greater detail in "Report of the Audit Committee" and "Appendix A: Audit Committee Charter."

Our Board of Directors has determined that all of the Audit Committee members meet the American Stock Exchange standard of being able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Our Board of Directors has determined that Mr. Krantz, a certified financial planner and registered investment advisor, is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K. You should understand that this designation is a disclosure requirement of the Securities and Exchange Commission related to Mr. Krantz's experience and understanding with respect to certain accounting and auditing matters. This designation does not impose upon Mr. Krantz any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to this Securities and Exchange Commission requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. Our Audit Committee has adopted a charter, a copy of which was included as Appendix A to this proxy statement.

         NOMINATING COMMITTEE/DIRECTOR NOMINATIONS

Our Board of Directors does not have a designated nominating committee and has not adopted a formal nominating committee charter. Our Board of Directors has determined that due to its small size a separate committee is not necessary in order to carry out the functions generally performed by a nominating committee.

Our entire Board of Directors participates in the identification and evaluation of qualified nominees to be presented for consideration by our stockholders and the designation of those directors who will serve on the Audit and Compensation Committees; however, no nominee is presented for consideration by our stockholders unless such nominee is recommended by a majority of our directors that are independent directors as defined under Section 121(A) of the listing standards of the American Stock Exchange. By Board of Directors resolution, our Board of Directors has determined that in evaluating director candidates, the Board of Directors will consider the appropriate size of the Board of Directors, our needs, the skills and experience of our directors and any candidates and a candidate's familiarity with accounting standards and our industry. When considering current directors for nomination for reelection, the Board of Directors considers the member's prior performance and contributions. Although the Board of Directors has the authority to retain a search firm to assist it to identify director candidates, there has to date been no need to employ a search firm. The Board of Directors does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder, an officer, a director or any other person.

Our Board of Directors has not previously received any recommendations for director candidates from stockholders and has not adopted a formal process for considering director candidates who may be recommended by stockholders. However, our Board of Directors will consider any candidate recommended by a stockholder. If you would like to recommend a director candidate for consideration by our Board of Directors you may submit your recommendation to our executive offices at Board of Directors, DHB Industries, Inc., 400 Post Avenue, Suite 303, Westbury, New York 11590. The submission should identify the individual, his or her educational background, work experience and previous public board service and include a statement that the person has agreed to serve if nominated and elected. Any information that would be required to be included in a proxy statement filed under then-current Securities and Exchange Commission rules should also be included. If you wish to nominate a person for election to the Board of Directors yourself, as contrasted with recommending a potential nominee to the Board of Directors for its consideration, you must comply with any requirements set forth in our Bylaws. See "Stockholder Proposals And Communications."

EXECUTIVE OFFICERS

Set forth below is certain information regarding our executive officer that is not also a director nominee:

SANDRA L. HATFIELD, age 51, has been Chief Operating Officer since December 2000. From October 1996 until December 2000, she served as President of Point Blank Body Armor Inc., one of our subsidiaries. For more than five years before that, she was the Vice President of Production at Protective Apparel Corporation of America, another of our subsidiaries.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information regarding the compensation of our executive officers whose total salary and bonus for any of the years ended December 31, 2004, 2003 or 2002 exceeded $100,000.


SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM COMPENSATION
                                            ANNUAL COMPENSATION            AWARDS                      PAYOUTS
   Name and Principal       Year      Salary($)           Other          Restricted     Securities      LTIP          All Other
        Position                                         Annual             Stock       Underlying     Payouts      Compensation
                                                     Compensation(1)    Award(s) ($)     Options/        ($)             ($)
                                                                                         SARs(#)
David H. Brooks,            2004      $675,000        $87,500(1)             0              50,000       0          $2,000,000
Chairman and Chief          2003       625,000        156,250                0              50,000       0           1,000,000
Executive Officer           2002       575,000         68,750                0              25,000       0               0

Sandra L. Hatfield,         2004      $225,385              0(2)             0                   0       0           $750,000
Chief Operating             2003       163,068              0                0                   0       0            695,000
Officer                     2002       163,068              0                0              25,000       0               0

Dawn M. Schlegel,           2004      $200,000              0(2)             0              50,000       0           $500,000
Chief Financial             2003       140,625              0                0              50,000       0            100,000
Officer                     2002       140,625              0                0              25,000       0               0


     1. While Mr. Brooks's employment agreement provides for an annual salary of $500,000 through July 2001, with annual increases of $50,000, Mr. Brooks received additional salary to compensate him for foregone vacation time provided for in such agreement.

     2. Although certain officers receive certain benefits, such as auto allowances and expense allowances, the value of such perquisites did not in any year exceed the lesser of $50,000 or 10% of the respective officer's salary and bonus.



EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS.

In July 2000, Mr. Brooks entered into a five-year employment agreement. Pursuant to the agreement, Mr. Brooks received an annual salary of $500,000 through July 2001 with annual increases of $50,000 thereafter. This agreement also awards Mr. Brooks 750,000 common stock warrants each year that are immediately exercisable at $1.00 per share and which expire July 1, 2010. Because we own companies in New York, Florida, Belgium and Tennessee and Mr. Brooks is expected to spend considerable time in all locations, this agreement requires us to pay the expenses associated with Mr. Brooks's Florida residence and a car and driver in all locations. Because Mr. Brooks is expected to utilize his residences to conduct business for us, we are required to pay certain expenses of Mr. Brooks's residences including without limitation telephone, information services, delivery services and certain entertainment expenses. In 2004, the Compensation Committee formalized the provisions of this agreement pertaining to Mr. Brooks's Florida residence, by providing for the monthly payment to an affiliated company of Mr. Brooks, which owns the residence, of an amount equivalent to the market rental rate for comparable properties less any direct expenses of such residence paid by us. This contract is subject to renewal by Mr. Brooks for an additional term of five years on the same terms and conditions.

In 2002, the Board of Directors adopted a resolution authorizing us to pay for all business trips related to the business use of an airplane owned by an affiliate of Mr. Brooks at a total cost not to exceed the cost of comparable charter services. In 2004, the Audit Committee adopted a resolution, which specifically approved payment or reimbursement for the fair rental value of the Florida residence and office, the corporate use of the New York residence, in a net amount equal to the fair rental value of the allocable portion of the New York residence used to conduct DHB business, and the business use of the plane belonging to Mr. Brooks's affiliate, at rates equivalent to comparable charter flights. See "Certain Relationships and Related Transactions."

In 2003, the Compensation Committee adopted a resolution providing that, upon a change of control, all unvested common stock warrants held by directors and executive officers would vest and become immediately exercisable, that management is entitled to a buyout of their autos, and management would be entitled to severance payments equal to four months base salary in the event of the termination of their respective employment within six months after the effective date of the change of control.

OPTION GRANTS IN LAST FISCAL YEAR

The following table summarizes option/warrant grants to the executive officers named in the Summary Compensation Table above during 2004.


                       Number of     % of Total Options                                   Potential Gain at Assumed Annual
                       Securities        Granted to                                             Rates of Stock Price
                       Underlying       Employees in       Exercise or                     Appreciation for Option Term 1:
                        Options                             Base Price      Expiration
          Name          Granted          Fiscal Year        ($/Share)          Date              5%               10%

David H. Brooks           50,000          4%                 $5.88          01/15/08         $863,162        $1,099,823

Sandra L. Hatfield            --          --                   --              --               --               --

Dawn M. Schlegel          50,000          4%                 $5.88          01/15/08         $86,3162        $1,099,823



1. These amounts assume hypothetical appreciation rates of 5% and 10% over the term of the option, as required by SEC rules, and are not intended to forecast the appreciation of the stock price. No gain to the named officers will occur unless the price of DHB common stock exceeds the exercise price of the options.



AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

The following table sets forth information regarding the number and value of unexercised warrants/options held at December 31, 2004 by the executive officers listed in the Summary Compensation Table above.


                                                                         Number of                            Value of
                                                                   Securities Underlying                    Unexercised
                                                                        Unexercised                         In-the-Money
                                                                   Warrants / Options at               Warrants / Options at
                                                                      Fiscal Year-End                    Fiscal Year-End(1)
                          ----------------------------------------------------------------------------------------------------------
                               Shares
                            Acquired on          Value
          Name              Exercise (#)     Realized ($)      Exercisable      Unexercisable      Exercisable      Unexercisable

David H. Brooks              3,669,757       $69,930,000         50,000               -0-          $658,000               $-0-
Sandra L. Hatfield             269,545        $3,532,000         25,000           100,000           $59,650         $1,704,000
Dawn M. Schlegel               177,006        $2,932,000         50,000               -0-          $658,000               $-0-


     1. Based on the closing price on December 31, 2004 of $19.04 for a share of common stock.



     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Messrs. Krantz, Nadelman and Chasin served as members of the Compensation Committee during 2004. None of Messrs. Krantz, Nadelman or Chasin (i) was an officer or employee of DHB or any of its subsidiaries during 2004, (ii) was formerly an officer of DHB or any of its subsidiaries, or (iii) had any relationship requiring disclosure pursuant to any paragraph of Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

DIRECTOR COMPENSATION

During 2004, our directors who were not officers or employees did not receive any cash compensation for serving as such, but were reimbursed for their direct expenses incurred in connection with the discharge of their responsibilities. In March 2004, each of the six members of the Board of Directors, including those directors that are also executive officers, were awarded 50,000 five-year common stock warrants which are exercisable at $5.88 per share. These warrants provide for an exercise for cash or, at the option of the holder, cashless exercise, based upon the prior five days' market price.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The compensation of our executive officers is generally determined by either the Board of Directors or the Compensation Committee of the Board of Directors, subject to approval by the Board of Directors, and subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not an employee of DHB or any of its affiliates.

         GENERAL POLICIES

         Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve our corporate objectives, and thereby increase stockholder value. It is our policy to provide incentives to our senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes a competitive base salary and stock-based compensation.

         Stock warrants are granted to employees, including our executive officers, by the Board of Directors or the Compensation Committee. The Compensation Committee believes that stock warrants provide an incentive that focuses the executive's attention on managing our business from the perspective of an owner with an equity stake. Incentive stock warrants are awarded with an exercise price equal to the market value of common stock on the date of grant, and all warrants have a maximum term of ten years and generally become exercisable not less than six months after the date of grant. Among our executive officers, the number of shares subject to warrants granted to each individual generally depends upon the level of that officer's responsibility. Previous grants of stock options or warrants are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

         In 2003, the Compensation Committee adopted a resolution providing that, upon a change of control, all unvested common stock warrants held by directors and executive officers would vest and become immediately exercisable, that management is entitled to a buyout of their autos, and management would be entitled to severance payments equal to four months base salary in the event of the termination of their respective employment within six months after the effective date of the change of control.

         In December 2004 and 2003, the Compensation Committee authorized the payment of $4.8 million and $3 million, respectively, in cash bonuses to key employees and officers, to reward those individuals who contributed to our substantial revenue growth and profitability. Our continued growth and positive performance are a testament to the dedicated employees who work for us, who have exceeded the goals and forecasts that we have set for our business.

         RELATIONSHIP OF COMPENSATION TO PERFORMANCE

         The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in our stock plans, qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

         For fiscal 2004, the Compensation Committee elected to award bonuses to Sandra L. Hatfield and Dawn M. Schlegel in the amount of $750,000 and $500,000, respectively. The Compensation Committee determined that these amounts were appropriate given our financial performance, the substantial contribution made by each of such officers to our performance and the compensation levels of executives of companies with which we compete.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER

         For fiscal 2004, pursuant to the terms of his employment agreement, David H. Brooks received a base salary of $675,000. See "Executive Compensation
- Employment Agreements." In light of his employment agreement, the Compensation Committee was not required to make any decision regarding Mr. Brooks's base salary. In addition, the Compensation Committee approved the payment of the comparable rate ($25,000 per month) for the use of his Florida residence, since the majority of our business operations are located in Florida which requires Mr. Brooks to spend substantial time in Florida. The Compensation Committee also authorized the reimbursement of charter fees to a affiliated company owned by Mr. Brooks's children for the use of a personal jet, for all business trips. See "Certain Relationships and Related Transactions." The Compensation Committee elected to award Mr. Brooks a $2,000,000 bonus for fiscal 2004, in recognition of our performance and accomplishments in exceeding all forecasts and increasing revenues and profits. Mr. Brooks also received warrants to purchase 50,000 shares of common stock at $5.88 per share, as did each of the other then-current directors.

                                                  COMPENSATION COMMITTEE
                                                  Jerome Krantz, Chairman
                                                  Cary Chasin
                                                  Gary Nadelman

PERFORMANCE GRAPH

The following graph indicates total return of the DHB common stock to stockholders for the last five fiscal years ended December 31, 2004 as compared to the total return for the AMEX Market Index (the common stock trades on the American Stock Exchange) and the Security Protection Services Group Index, our peer group. The common stock traded on the OTC Bulletin Board and the Boston Stock Exchange until February 1, 2002 when it began trading on the American Stock Exchange.


              [COMPARE CUMULATIVE TOTAL RETURN GRAPH APPEARS HERE]


                         12/31/1999    12/29/2000      12/31/2001      12/31/2002      12/31/2003      12/31/2004

DHB Industries, Inc.       100.00          243.46          827.77          230.94          973.85         2648.86
Security/Protection        100.00          89.31           138.48          104.54          163.18          249.75
AMEX Market Index          100.00          98.77           94.22           90.46           123.12          140.99



The above graph assumes $100 invested on December 31, 1999 (the last day of trading for the fiscal year ended December 31, 1999) in the common stock, the AMEX Market Index (the common stock began trading on the American Stock Exchange on February 1, 2002) and the Peer Group. It assumes reinvestment of dividends.

Note: The Performance Graph above shall not be deemed to be incorporated by reference into any filing by DHB with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, notwithstanding any incorporation by reference of any other portions of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the common stock as of April 10, 2005, for (i) each person known by us to beneficially own more than five percent of the shares of outstanding common stock, (ii) each of the executive officers listed in the Summary Compensation Table, and (iii) all of our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as the owners hold investment and voting power.


                                                    Number of Shares Beneficially
              Name                                             Owned(2)               Percent Owned(1)

David H. Brooks(3)                                            6,963,171(3)                   15%
Jerome Krantz                                                     64,300(4)                   *
Sandra L. Hatfield                                              125,000(5)                    *
Dawn M. Schlegel                                                  78,003(6)                   *
Gary Nadelman                                                   122,125(7)                    *
Cary Chasin                                                       50,000(8)                   *
Barry Berkman                                                   182,200(9)                    *
Larry Ellis                                                       -                           -
All executive officers and directors as a group
(8 people)                                                    7,584,799(10)                  17%(9)


* - Less than one (1%)
1. Based upon 45,337,575 shares outstanding as of April 10, 2005. In calculating the percentage owned by any individual officer or director, the number of currently exercisable warrants and options held by such individual has been included in the calculation of the percentage owned.
2. Includes options or warrants which are those exercisable within 60 days after April 10, 2005. 3. Consists of 2,587,133 shares owned by a corporation, of which Mr. Brooks is President, 768,746 shares owned by a trust, of which Mr. Brooks is the trustee, 500,000 shares issuable upon conversion of Series A, 12% Convertible Preferred Stock owned by Mr. Brooks, 3,057,292 shares owned by a corporation of which Mr. Brooks's wife is President, and 50,000 shares acquirable under currently exercisable warrants at a price of 5.88 per share; issued in 2004. Mr. Brooks's address is 400 Post Avenue, Westbury, New York 11590.
4. Includes 50,000 shares, which may be acquired under currently exercisable warrants issued in 2004 at a price of $5.88 per share.
5. Includes 125,000 shares, which may be acquired under currently exercisable warrants at prices between $2.00 and $7.11 per share.
6. Includes 50,000 shares, which may be acquired under currently exercisable warrants issued in 2004 at a price of $5.88 per share.
7. Includes 50,000 shares, which may be acquired under currently exercisable warrants issued in 2004 at a price of $5.88 per share.
8. Includes 50,000 shares, which may be acquired under currently exercisable warrants issued in 2004 at a price of $5.88 per share.
9. Includes 75,000 shares, which may be acquired under currently exercisable warrants at a prices between $4.33 and $5.88 per share; 50,000 of the warrants were issued in 2004.
10. Includes 450,000 shares purchasable pursuant to currently exercisable warrants held by directors and officers.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission and with the American Stock Exchange, initial reports of ownership and reports of changes of ownership of our common stock and our other equity securities, and Securities and Exchange Commission regulations require executive officers, directors and greater-than-ten-percent beneficial owners to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to our executive officers, directors and greater-than-ten-percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We lease a 67,000 square foot office and manufacturing facility located at 4031 N.E. 12th Terrace, Oakland Park, Florida, for our Point Blank subsidiary and our Sports Group. Until July 2004, we leased this facility from V.A.E. Enterprises LLC, a limited liability company controlled by Mrs. Terry Brooks, the wife of David H. Brooks, and beneficially owned by Mr. and Mrs. Brooks's minor children. Our management performed a comparison of market rental rates for comparable properties at the time we entered into this lease and determined that the terms of the lease were at the then-current market rental rate that could then have been obtained from an unrelated third party. In July 2004, the building was sold to an unrelated third party, Cabot Industries Value Fund LP., from whom we now lease the facility under the same terms as the previous lease. Total rent expense under this lease payable to the related party was $369,000 in 2004 and the lease expires on December 31, 2010.

Mrs. Terry Brooks, the wife of David H. Brooks, owns a company called Tactical Armor Products, Inc., or TAP. We purchase certain components of the ballistic-resistant apparel that we manufacture and sell from TAP. The majority of our purchases from TAP are hard armor overweight Small Arms Protective Inserts, or SAPIs, which can be inserted into our Interceptor and other Outer Tactical Vests. TAP is also an approved subcontractor on certain of our government contracts to perform sewing, but the cost of sewing was not a material portion of our purchases from TAP during 2004. Our purchases from TAP during 2004 totaled approximately $17.6 million. To facilitate the delivery and integration of the products that we purchase from TAP, we permit TAP to manufacture certain products in a portion of our manufacturing facility in Jacksboro, Tennessee, for which TAP paid us occupancy charges of approximately $39,600 in 2004. The rent paid by TAP is an estimated allocable portion of our total rent for the facility.

During 2004, we sold certain raw materials, consisting of ceramic cores for the overweight SAPIs, to TAP at cost. Our sales to TAP during 2004 totaled approximately $6.6 million.

In 1997, the Compensation Committee adopted a resolution, the 1997 Resolution, granting to Mr. Brooks the right to reimbursement for business and personal expenses in an aggregate annual amount not to exceed 10% of our annual net income. Under his employment agreement, we agreed to reimburse Mr. Brooks for all expenses associated with a Florida residence and office owned by an affiliate of Mr. Brooks and expenses incurred in conducting business from his New York residence. In 2002, the Board of Directors adopted a resolution authorizing us to pay for all business trips related to the business use of an airplane owned by an affiliate of Mr. Brooks at a total cost not to exceed the cost of comparable charter services. In 2004, the Compensation Committee formally repealed the 1997 Resolution, and the Audit Committee adopted a resolution, the 2004 Resolution, which specifically approved payment or reimbursement for the fair rental value of the Florida residence and office, the corporate use of the New York residence, in a net amount equal to the fair rental value of the allocable portion of the New York residence used to conduct DHB business, and the business use of the plane belonging to Mr. Brooks's affiliate, at rates equivalent to comparable charter flights.

In 2003, we did not reimburse Mr. Brooks for certain expenses relating to the Florida residence and office, the corporate use of the New York residence and the business use of the plane belonging to Mr. Brooks's affiliate in the aggregate amount of approximately $721,000. Also in the year 2003, a total of approximately $322,000 of personal expenses was charged by Mr. Brooks to DHB credit cards. The net of these two amounts is approximately $399,000. During 2004, Mr. Brooks and his affiliates waived all rights to reimbursement in respect of such amount.

Pursuant to the 2004 Resolution, we paid an affiliate of Mr. Brooks charter fees for the use of a plane to fly our executive officers and Board of Directors on business trips during 2004. We paid direct expenses associated with the 2004 plane use to third party vendors that are not affiliated with Mr. Brooks of approximately $696,000 for pilot pay, fuel and maintenance and reimbursed Mr. Brooks's affiliate approximately $161,000 to bring the total cost of the plane trips to the comparable charter rate as determined by the Compensation Committee. During 2004, the Compensation Committee approved the fair rental value payment of $25,000 per month for the cost of renting Mr. Brooks's Florida residence to formalize the provision in his employment contract which calls for the reimbursement of his Florida living expenses. We paid direct expenses to unrelated third parties of approximately $171,000 during 2004 and reimbursed Mr. Brooks's affiliate which owns the Florida residence, approximately $129,000 for 2004.

                             AUDIT COMMITTEE REPORT

In 2004, our Audit Committee was comprised of three directors, Jerome Krantz, Gary Nadelman, and Cary Chasin, who are not officers of DHB and who are all independent directors as defined under Section 121(A) of the listing standards of the American Stock Exchange and under Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Our Audit Committee has adopted a charter, a copy of which was included as Appendix A to this proxy statement.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee include: (i) monitoring the integrity of our financial reporting process and systems of internal controls, (ii) monitoring the independence and performance of our independent auditors, and
(iii) providing an avenue of communication among the independent auditors, management and the Board of Directors.

In this context, during 2004, the Audit Committee met four times telephonically, three times in person and held discussions with management and our independent auditors. The Audit Committee's Chairman, as representative of the Audit Committee, also discussed the interim financial information contained in each quarterly earnings announcement with our Chief Financial Officer and our independent auditors prior to public release.

The Audit Committee has reviewed and discussed our 2004 audited financial statements with management. In addition, the Audit Committee has discussed with our independent auditors their independence from us and our management, including the matters in the written disclosures and letter required by the Independence Standards Board Standard No. 1 and provided to the Audit Committee by our independent auditors (Independence Discussions with Audit Committees). The Audit Committee considered whether the independent auditor's provision of non-audit services to us is compatible with maintaining the auditor's independence and concluded that the independent auditor is independent from us and management. The Audit Committee also reviewed with our independent auditors the matters required to be communicated under Statement on Auditing Standards No. 61 concerning their evaluation of our internal controls and the overall quality of our accounting and financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for 2004 be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.
                                                     AUDIT COMMITTEE
                                                     Jerome Krantz, Chairman
                                                     Cary Chasin
                                                     Gary Nadelman


                                   PROPOSAL 2
                      RATIFICATION OF INDEPENDENT AUDITORS


GENERAL

         The Board of Directors has selected Rachlin Cohen and Holtz LLP ("Rachlin") as our independent auditors for the year ending December 31, 2005. The Board of Directors requests the ratification of the appointment of Rachlin by the stockholders at the Annual Meeting. A representative of Rachlin is expected to be present at the Annual Meeting and will have the opportunity to make statements of he or she desires to do so and will be available to respond to appropriate questions.

..Weiser LLP has acted as our independent auditors for the fiscal years ended December 31, 2003 and 2004. We do not expect representatives of Weiser LLP to be present at the Annual Meeting or to be available to respond to appropriate questions.

CHANGE IN INDEPENDENT AUDITORS

Grant Thornton LLP served as our independent auditors for the year ended December 31, 2002. On August 20, 2003, we were notified by Grant Thornton that it had decided to resign as our independent auditors. Grant Thornton had served as our independent auditors since May 29, 2002, and audited our financial statements solely for the year ended December 31, 2002. The opinion of Grant Thornton with respect to such financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There has been no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports.

During the two fiscal years and interim period through August 20, 2003, there were no reportable events as listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K adopted by the Securities and Exchange Commission, except that Grant Thornton notified us that in connection with its audit of our consolidated financial statements for the year ended December 31, 2002 for filing with our Form 10-K/A for that year, it had identified certain deficiencies involving internal control that it considered to be significant deficiencies that, in the aggregate, constituted material weaknesses under standards established by the American Institute of Certified Public Accountants. These deficiencies included the failure to disclose certain related party transactions in our Form 10-K for the fiscal year ended December 31, 2002, our reliance on substantial outside assistance from outside professionals in preparing our financial statements, and understaffing in our accounting and finance department. After further review, Grant Thornton reissued their audit report in our Form 10-K/A for the fiscal year ended December 31, 2003 which states that our consolidated financial statements presented fairly, in all material respects, the consolidated financial position of DHB and its subsidiaries as of December 31, 2002 and the consolidated results of its operations and consolidated cash flows for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States. Grant Thornton formally notified us of these deficiencies on the date of their resignation. The Audit Committee did not discuss these deficiencies with Grant Thornton before their resignation. We have authorized Grant Thornton to discuss the subject matter of each material weakness identified with the successor auditor subsequently engaged as the principal accountant to audit our financial statements and we have taken steps to address each of the deficiencies identified by Grant Thornton. On August 27, 2003, we engaged Weiser as our independent auditors.

Grant Thornton has not withdrawn its opinion on our financial statements for the fiscal year ended December 31, 2002, which were included in our Form 10-K/A for the fiscal year ended December 31, 2002 and our Form 10-K/A for the fiscal year ended December 31, 2003; however, in consultation with Grant Thornton, we decided to have our financial statements for the fiscal year ended December 31, 2002, that are included in our Form 10-K/A for the fiscal year ended December 31, 2004, audited by Rachlin, Cohen & Holtz LLP.

On April 8, 2005, we were notified that Weiser had declined to stand for re-election as our principal independent accountants. Notwithstanding its decision not to stand for re-election, Weiser has advised us that it intends to complete its audit of our internal control over financial reporting as of December 31, 2004 and upon completion of such audit, to provide its opinion regarding such controls as of such date (the "Weiser Opinion"). We have not received the Weiser Opinion.

During our two most recent fiscal years, the opinion of Weiser did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent


                                     xviii
fiscal years and through April 8, 2005, there were no disagreements with Weiser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Weiser would have caused Weiser to make reference to the subject matter of the disagreement in connection with its reports except that on March 16, 2005, after the close of business, we transmitted our annual report on Form 10-K for the year ended December 31, 2004 (the "2004 10-K") for filing via EDGAR with the Securities and Exchange Commission on March 17, 2005. Shortly before we transmitted our 2004 10-K, representatives of Weiser called to inform us that Weiser had not completed its final review of the last revisions to the Form 10-K and, accordingly, had not yet released its audit report for filing. Despite Weiser's call, the 2004 10-K was forwarded for filing. Subsequently, early on March 17, 2005, before the opening of business, we, in consultation with Weiser, amended the Form 10-K by filing a Form 10-K/A (the "2004 10-K/A") to include the revisions to our financial statements requested by Weiser and certain other changes and Weiser released its audit report for filing. Such revisions were to amend certain financial information including the Note payable-Bank, on the consolidated balance sheet, and the related footnote, Note 6-Note Payable-Bank, as well as the discussion of the Note Payable-Bank in Liquidity and Capital Resources, Note 2 Supplemental Cash Flow Information, Note 9 Stockholders Equity, and to correct the omission of the 2004 amount on the line titled "Accounts receivable" under the caption "Cash Flows from Operating Activities" in the Consolidated Statement of Cash Flows. Representatives of Weiser discussed the subject matter of this issue with members of our Audit Committee and Board of Directors. We have authorized Weiser to respond fully to the inquiries of any successor independent accountants concerning the subject matter of such issue.

During our two most recent fiscal years and through April 8, 2005, Weiser has not advised us of any "reportable events" as listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K adopted by the Securities and Exchange Commission except that Weiser has advised us that, in its view, there exists certain deficiencies in our system for pricing certain inventory and there exists a need to enhance and strengthen our Audit Committee in order to improve the Committee's effectiveness. Weiser has informed us that these matters will be discussed in the Weiser Opinion and Weiser informed us that there will be no change in their opinion regarding our 2004 financial statements. Representatives of Weiser discussed the subject matter of these issues with members of our Audit Committee and Board of Directors. We have authorized Weiser to respond fully to the inquiries of any successor independent accountants concerning the subject matter of such issues.

On April 13, 2005, we engaged Rachlin as our principal independent accountants for the fiscal year ending December 31, 2005. As discussed above, in consultation with Grant Thornton, the independent accountants that had previously audited our financial statements for the 2002 fiscal year, we decided to retain a new auditor to re-audit our financial statements for 2002. We retained Rachlin to re-audit the financial statements for 2002 for inclusion in the 2004 10-K and 2004 10-K/A. With the exception of consultations pertaining to Rachlin's audit of the 2002 financial statements and the inclusion of the 2002 financial statements in the 2004 10-K and 2003 10-K/A, prior to April 13, 2005, we did not consult with Rachlin regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Rachlin on our financial statements; nor (iii) any matter that was either the subject of a disagreement

(as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

FEES OF INDEPENDENT AUDITORS

      The following table shows the fees that we paid or accrued for the audit and other services provided by Weiser LLP for fiscal years ended December 31, 2004 and 2003. We retained Weiser LLP as our independent accountants on August 27, 2003.

                     2004         2003
                     ----         ----
Audit Fees         $557,177     $348,840
Tax Fees           $ 20,884     $ 29,892
All Other Fees     $  6,902     $      0


         During 2004, we paid Rachlin $234,831 for consulting services in connection with assisting us in documenting our internal control policies and procedures. In 2005, we paid Rachlin $136,037 in audit fees to perform a re-audit of our financial statements for the fiscal year ended December 31, 2002.

         AUDIT FEES. This category includes the audit of our annual financial statements, review of our Form 10-K Annual Report, Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit of our financial statements, the related attestation report of our internal controls under Sarbanes Oxley and the preparation of an annual "management letter" on internal control matters.

         TAX FEES This category consists of professional services rendered by our independent accountants for tax compliance, tax advice and tax planning and preparation of our tax returns.

         ALL OTHER FEES. This category consists of fees for responding to SEC inquiry letters and other miscellaneous items.

AUDIT COMMITTEE PRE-APPROVAL POLICY

            The Audit Committee of the Board of Directors maintains a pre-approval policy with respect to audit and non-audit services to be performed by our independent accountants, in order to assure that the provision of such services does not impair our independent accountants' independence. Before engaging the independent accountants to render a service, the engagement must be either specifically approved by the Audit Committee, or entered into pursuant to the pre-approval policy. Unless the Audit Committee specifically provides for a different period, the term of any pre-approval is 12 months from the date of the pre-approval. Pre-approval authority may be delegated to one or more members of the Audit Committee, who must report any pre-approval decisions to the Audit Committee at its next scheduled meeting; however, the Audit Committee may not delegate pre-approval authority to our management.

            Pursuant to the pre-approval policy, the Audit Committee must specifically pre-approve the terms of the annual audit services engagement, and any changes in terms resulting from changes in audit scope, our structure or other matters. Within certain parameters, the Audit Committee has also pre-approved certain audit-related services (other than internal control-related services), tax services and other services. However, in both 2003 and 2004, the Audit Committee has specifically approved all specific engagements relating to our independent accountants.

            The affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote is required for ratification of the appointment of Rachlin as our independent auditors for 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF RACHLIN AS OUT INDEPENDENT AUDITORS FOR 2005

                                   PROPOSAL 3

                 THE PROPOSED 2005 OMNIBUS EQUITY INCENTIVE PLAN

         As of December 31, 2004, we had outstanding options/warrants, and shares available for future grants of options/warrants under our equity plan as follows:



                                           Equity Compensation Plan Information

                                                                                            Number of securities remaining
                                 Number of securities to be    Weighted-average exercise    available for future issuance
                                   issued upon exercise of       price of outstanding      under equity compensation plans
                                    outstanding options,        options, warrants and           (excluding securities
                                                                         -------------
Plan category                        warrants and rights                rights                 reflected in column (a))
-------------                        -------------------                ------                 ------------------------
                                             (a)                          (b)                            (c)

Equity compensation plans
    approved by security
    holders....                              507,000                       $5.00                           -0-
Equity compensation plans not
    approved by security
    holders....                                -0-                          --                             -0-
              Total ............             507,000                       $5.00                           -0-



As indicated in the above table, we have previously granted options or warrants for substantially all of the shares available under the 1995 Stock Option Plan, and thus the Board of Directors has adopted a 2005 Omnibus Equity Incentive Plan (the "Plan") subject to approval by our stockholders. A copy of the Plan is included as Exhibit A to this Proxy Statement, and the following summary is qualified in its entirety by reference to the complete text of the Plan.

As indicated in the report of the Compensation Committee, we believe that it is in our best long-term interest to incentivize our employees through equity-based compensation. Under the rules of the American Stock Exchange (on which the DHB common stock is traded), and certain Internal Revenue Code requirements, stockholder approval is required with respect to new equity compensation plans such as the Plan. The Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Pursuant to the Plan, our officers, directors, employees and/or consultants DHB and/or our subsidiaries would be able to receive incentive stock options, non-qualified stock options, restricted stock awards, deferred stock awards, bonus stock, stock appreciation rights (SARs) dividend equivalents, and/or other stock-based awards with respect to up to an aggregate of 12,000,000 shares of the Common Stock, plus the number of shares with respect to which awards previously granted under the Plan terminate without being exercised and the number of shares that are surrendered in payment of any awards or tax withholding requirements. In each fiscal year during any part of which the Plan is in effect, no participant may be granted (i) options or stock appreciation rights with respect to more than 1,000,000 shares or (ii) restricted stock performance awards and/or other stock-based awards with respect to more than 1,000,000 shares. In addition, the maximum dollar value payable to any one participant with respect to any performance period with respect to any performance awards is $1,000,000 multiplied by the number of full years in the performance period. (On April 14, 2005, the closing price of the Common Stock was $8.16.) As of April 14, 2005, a total of approximately 60 individuals would be considered for participation in and receive grants under the Plan, including the three named officers in the compensation table above, two additional executives and five non-executive directors. Although the Compensation Committee has not considered any potential grants under the Plan, had the Plan been in effect in 2004, it is expected that the named officers, the executive group, the non-executive director group and non-executive officer employee group would have received options grants in the amounts set forth in the table below:



                                New Plan Benefits

                       2005 Omnibus Equity Incentive Plan

_________________________________________________________________________________________________

                   Name and Position                      Dollar Value ($)(1)     Number of Units
_________________________________________________________________________________________________

David H. Brooks, Chairman and Chief Executive Officer                                 50,000
_________________________________________________________________________________________________
Sandra L. Hatfield Chief Operating Officer                                            125,000
_________________________________________________________________________________________________
Dawn M. Schlegel Chief Financial Officer                                              50,000
_________________________________________________________________________________________________
Executive Group                                                                       50,000
_________________________________________________________________________________________________
Non-Executive
_________________________________________________________________________________________________
Director Group                                                                        225,000
_________________________________________________________________________________________________
Non-Executive Officer
_________________________________________________________________________________________________
Employee Group                                                                         7,000
_________________________________________________________________________________________________


(1) The exercise price of awards to be granted under the Plan is unknown because we expect that the exercise price will be equal to the fair market value on the date of grant.


         INCENTIVE STOCK OPTIONS. With respect to incentive stock options, the Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of the common stock on the date that such option is granted (and 110% of fair market value in the case of stockholders who, at the time the option is granted, own more than 10% of the total outstanding common stock), and requires that each such option have an expiration date not later than the tenth anniversary of the date of the grant of such option (or the fifth anniversary of the date of grant in the case of 10% stockholders). However, with certain limited exceptions, in the event that the option holder ceases to be associated with DHB such option holder's incentive options immediately terminate. The aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar cannot exceed $100,000. The recipient of an incentive stock option is generally not subject to tax upon the grant of the option. Provided that the option holder retains the shares acquired upon exercise of an incentive stock option until one year after the date of exercise and two years after the date of the option grant, the option holder will not recognize any taxable income from the exercise of the option (and DHB will not receive any corresponding tax deduction), and the option holder will recognize capital gain or loss upon the ultimate disposition of the option shares (with the amount of gain or loss generally computed as the difference between the exercise price and the ultimate sale price of the option shares); however, if the option holder disposes of the option shares prior to satisfying such holding periods, then the difference between the fair value of the shares at the time of exercise (or in the case of a sale, the sale price if lower) and the exercise price of the option will be treated as taxable ordinary income to the option holder (with a corresponding tax deduction to DHB, subject to certain statutory requirements) in the year in which the shares are disposed of. The difference between the fair market value of the stock purchased upon exercise of an incentive stock option and the exercise price is a preference for purposes of the alternative minimum tax.

         NON-QUALIFIED STOCK OPTIONS. With respect to non-qualified stock options, the Plan requires that the exercise price of each such options be at least equal to 100% of the fair market value of the common stock on the date that such option is granted. Non-qualified options must have an expiration date not later than the tenth anniversary of the date of the grant of such option. However, with certain limited exceptions, in the event that the option holder ceases to be associated with DHB such option holder's non-qualified options immediately terminate. The recipient of a non-qualified option generally will not be subject to tax upon the grant of the option, but upon exercise of the option, the option holder will recognize taxable ordinary income (and DHB will, subject to certain statutory requirements, receive a corresponding tax deduction) in an amount equal to the difference between the fair value of the shares at the time of exercise and the exercise price of the option. Such ordinary income will increase the option holder's basis in the subject shares to an amount equal to the fair value of the shares at the time of exercise, and any further gain or loss upon subsequent disposition of the shares will be taxable as capital gain or loss.

         STOCK APPRECIATION RIGHTS. With respect to SARs, such rights permit the holder thereof to receive, after a fixed period of time or upon termination of such holder's association with DHB (other than a termination for cause), a payment (payable, at DHB's option, either in cash, in common stock, in other


                                     xxiii
awards under the Plan, or a combination) equal to any net appreciation in the market price of the common stock underlying the SARs, between the date on which the SAR was granted and the target date or the date of the termination of the holder's association with DHB. The recipient does not incur tax liability from the grant or termination of SARs, but upon exercise of or payment in respect of the SAR, the holder of the SAR recognizes ordinary income to the extent of such payment, and DHB is entitled to a corresponding tax deduction.

         RESTRICTED STOCK. Restricted stock is a grant of shares of common stock which is subject to specified vesting provisions and limitations on transfer, but which immediately entitles the recipient to all rights of a stockholder with respect to those shares. Vesting is typically contingent upon the employee's continued employment for a specific period of time and/or upon the achievement of specified performance goals. Restricted stock awards are taxable as ordinary income to the recipient (with a corresponding tax deduction to DHB) from time to time as the restricted stock vests, although the recipient may elect to recognize income upon receipt of the stock (with a corresponding tax deduction to DHB). The recipient's tax basis in the restricted stock will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, and upon any disposition of the restricted stock, the difference between the sale price and the recipient's tax basis will be treated as a capital gain or loss. Restricted stock awards may be preferable to option grants because fewer shares are required to achieve the same award value based on the grant date value; however, shares of restricted stock are considered to be outstanding and will thus be included in the denominator for computing "diluted" earnings per share, and to the extent that DHB is required to account for restricted stock awards as compensation expense, this may result in lower earnings per share than the expense attributable to an option award.

         DEFERRED STOCK. Deferred stock is a grant of shares of common stock which becomes effective upon (and does not confer stockholder rights until) the expiration of the deferral period specified for such deferred stock award, and which may be subject to further restrictions (including a risk of forfeiture) such as achievement of performance goals, future service requirements or other requirements. DHB may satisfy its obligations in respect of a deferred stock award by the delivery of shares of common stock, cash equal to the fair market value of the subject shares, or a combination thereof. Deferred Stock awards are taxable as ordinary income to the recipient (with a corresponding tax deduction to DHB) from time to time as the deferred stock becomes vested and outstanding. The shares underlying a deferred stock award are not considered outstanding until such shares have become vested in accordance with the requirements of the subject award.

         BONUS STOCK. Bonus stock is an award of shares of common stock which is granted as additional compensation. To the extent granted as additional compensation, bonus stock awards are taxable as ordinary income to the recipient (with the amount of income equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock), with a corresponding tax deduction to DHB. If, however, the stock is not vested when it is received under the Plan (such as, for example, if the recipient is required to remain employed with DHB for a period of time in order to have the right to sell the stock), the tax treatment will be similar to the tax treatment of restricted stock as described above.

         PERFORMANCE AWARDS. The Plan also permits the grant of performance awards, which are awards (payable in cash, shares of common stock, or other awards under the Plan) that are granted subject to the achievement of performance criteria during the performance period established for the subject performance award (which performance period must not be less than 12 months or more than 5 years). Performance awards granted to persons whom the Compensation Committee expects will, for the year in which a deduction arises, be covered employees under Section 162(m) of the Internal Revenue Code will, if and to the extent intended by the Compensation Committee, be subject to provisions that should qualify such awards as "performance based" compensation which is not subject to the limitation on tax deductibility under Section 162(m). (See "Section 162(m)" below.) Payment by DHB in respect of a performance award is made only after the end of the subject performance period, and may be paid in a lump sum or installments in accordance with the subject performance award and any procedures established by the Compensation Committee. Payments under a performance award are generally taxable as ordinary income to the recipient (with a corresponding tax deduction to DHB) from time to time as DHB makes payment in respect of such performance award.

         Subject to the requirements of the Plan, the Compensation Committee will determine the terms of performance awards, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria for DHB, on a consolidated basis, and/or for specific subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals for such performance awards: (i) earnings per share; (ii) increase in revenues or margins; (iii) increase in cash flows; (iv) operating margins; (v) return on net assets, investment, capital or equity; (vi) economic value added; (vii) direct contributions; (viii) net income; pre-tax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of DHB; (ix) working capital; (x) management of fixed costs or variable costs; (xi) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xii) total stockholder returns; and (xiii) debt reduction. Any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to DHB. The Compensation Committee may exclude the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges,
(ii) an event either not directly related to the operations of DHB or not within the reasonable control of DHB's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

         CHANGE IN CONTROL. The Plan provides that, upon a change in control of DHB, unless the successor company assumes the subject options or other awards under the Plan or substitutes comparable options or awards, then all future service requirements for vesting under outstanding awards under the Plan will be deemed to have been satisfied, any performance goals or conditions will be deemed earned and payable based on performance to the date of the change in control, and the remaining performance-based portion of the subject award will be converted to a restricted stock award or deferred stock award. A change in control is generally defined as (a) a person or group acquiring beneficial ownership of more than 50% of the outstanding common stock or combined voting power of the outstanding voting securities of the Company (unless initiated by DHB or any of its employee benefit plans); (b) any involuntary turnover of a majority of the Board of Directors of DHB within a period of twleve consecutive months or (c) any business combination to which DHB or any of its subsidiaries is a party unless (i) pre-existing stockholders of DHB beneficially own 50% or more of the outstanding common stock and combined voting power of the outstanding voting securities of the surviving corporation in such business combination, (ii) no person (other than an employee benefit plan of DHB) beneficially owns more than 50% of the outstanding common stock or combined voting power of the outstanding voting securities of the surviving corporation in such business combination, and (iii) at least a majority of the members of the board of directors of the surviving corporation were members of the Board of directors at the time of the agreement for such business combination.

         SECTION 162(M). In general, Section 162(m) of the Internal Revenue Code disallows a public company's tax deduction for compensation to covered employees (consisting of the Chief Executive Officer and other officers whose compensation is required to be disclosed in DHB's SEC filings) to the extent of compensation in excess of $1,000,000 in any year. That limitation, however, would not apply to "performance based" compensation under the Plan. DHB intends that options granted to employees who are expected to be employees covered by Section 162(m) at the time a deduction arises in connection with such options, will, either because the exercise price is no less than the fair market value of the underlying stock on the grant date or based on the performance criteria described in "Performance Awards" above, qualify as such "performance based" compensation, so that such options will not be subject to the $1,000,000 deductibility limitation. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of DHB to ensure that options under the Plan will qualify as "performance based" compensation that is fully deductible by DHB. Other awards may also qualify as "performance based" compensation based on the performance criteria described in the Performance Awards described above.

         ACCOUNTING. DHB does not currently account for options or warrants as compensation expense, which is optional under Statement of Financial Accounting Standards No. 123. The Financial Accounting Standards Board (the "FASB") recently adopted (and then deferred the effective date of) a rule that, in its current form, would require companies, beginning in the first fiscal year commencing after June 15, 2005, to treat all option grants as expenses at the time of grant (valuing the options by using a predictive financial model). This rule has encountered substantial opposition from many elements of the business community, and numerous members of the United States Congress, who have lobbied the Securities and Exchange Commission to further delay the effective date of the rule, and who have sponsored proposed legislation that would require the expensing of only the options granted to the five most highly compensated employees of the subject company. If the FASB rule becomes effective in its current form, DHB would be required, beginning in 2006, to estimate the future value of all equity-based compensation grants at the time of grant (using a predictive financial model), and deduct such values in calculating net income. Such a non-cash charge could have a material effect on net income and earnings per share, and may become one of the factors that the Compensation Committee will consider in determining the types and amounts of equity-based compensation awards.

The Plan will expire on April 14, 2015 (the tenth anniversary of the adoption of the Plan by the Board of Directors), or sooner if no further shares of common stock remain available for issuance under the Plan, or upon any termination of the Plan by the Board of Directors. Any awards under the Plan that are outstanding at the time of expiration or termination of the Plan will remain in effect until they have been exercised or terminated, or have expired.

The Plan will be administered by the Compensation Committee of the Board of Directors, each of whose members must be an outside director and "independent" within the rules of the American Stock Exchange. In the absence of a Compensation Committee, the Plan will be administered by the independent members of the Board of Directors. The Plan administrator will have full authority to make awards under the Plan consistent with the specific requirements of the Plan, and containing other terms and conditions (which may include, among other things, vesting, time-in-service, performance criteria and other requirements, termination and forfeiture provisions, payment and settlement methods, and the ability to exercise options on a cashless basis through the surrender of outstanding shares or awards under the Plan) as may be deemed appropriate in each instance. The Plan gives broad latitude to the Plan administrator to determine the amounts and types of awards and the allocation of awards as among the various eligible participants, and expressly grants the Plan administrator the right, without requirement of stockholder approval, to reprice any or all options and other awards under the Plan, subject to specific limitations imposed by the Plan, and under applicable tax law with respect to incentive stock options.

On October 11, 2004, Congress passed the American Jobs Creation Act of 2004 (the "Act"), which contains provisions relating to deferred compensation plans. President Bush has since signed this legislation. The Act gives the Treasury Department the authority to issue Treasury Regulations to define terms, provide exceptions, and create a window of time during which existing plans may be altered or amended in order to comply with the Act. Until such Treasury Regulations are promulgated, it is impossible to predict the exact effect the legislation will have on the operation of the Plan. The Act provides that all compensation deferred after December 31, 2004 under a "non-qualified deferred compensation plan" will be includible in gross income for the tax year, to the extent not subject to a "substantial risk of forfeiture" and not previously included in gross income, if, at any time during the tax year, the plan either fails to meet the requirements for (i) distributions, (ii) acceleration of benefits, and (iii) elections, or is not operated in accordance with any of the aforementioned requirements. The definition of a "nonqualified deferred compensation plan" is broad enough to include stock options, supplemental executive retirement plans, stock appreciation rights, restricted stock, bonus and incentive deferral arrangements, restricted stock units, and phantom stock plans. The Act is not intended to change the tax treatment of incentive stock options and options granted under employee stock purchase plans (ESPPs). Furthermore, the Act is not intended to apply to non-qualified stock options if such options (a) are taxable under Section 83 of the Internal Revenue Code; (b) provide for the grant of the option with a strike price that is not less than the fair market value of the underlying stock on the date of grant; and (c) do not include any deferral feature other than the feature that the option holder has the right to exercise the option in the future. Consistent with its general


                                     xxvii
authority to amend the Plan (except for matters requiring stockholder approval under applicable law or stock exchange rules), the Board of Directors will have the right, without further stockholder approval, to amend the Plan so that it complies with the Act, as and when the related Treasury Regulations become effective.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2005 OMNIBUS EQUITY INCENTIVE PLAN


                                  ANNUAL REPORT

A copy of our Annual Report on Form 10-K/A for the year ended December 31, 2004 (without exhibits) as filed with the Securities and Exchange Commission is being mailed to stockholders with this Proxy Statement.


                    STOCKHOLDER PROPOSALS AND COMMUNICATIONS

If any stockholder wishes to submit a proposal for inclusion in the proxy statement and proxy for our 2006 Annual Meeting of Stockholders, such proposal must be received at our principal executive office by DECEMBER 16, 2006. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission. Additionally, if a stockholder intends to present a proposal for business to be considered at the 2006 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the proxy statement and proxy for such meeting, then we must receive the proposal by MARCH 1, 2006 (45 days before the first anniversary of the mailing of this proxy statement) for it to be considered timely received. If notice of a stockholder proposal is not timely received, the proxies will be authorized to exercise discretionary authority with respect to the proposal.

The Board of Directors does not have a formal process for stockholders to send communications (including director nominations) to the Board of Directors. Due to the infrequency of stockholder communications to the Board of Directors, the Board of Directors does not believe that a formal process is necessary. Written communications to the Board of Directors may be sent to our executive offices at 400 Post Avenue, Suite 303, Westbury, New York 11590, and we will promptly circulate such communications to all members of the Board of Directors (or to those particular directors to whom such communication is specifically addressed). Such communications will be screened to the extent necessary in order to ascertain the intended recipients or appropriate recipients among the members of the Board of Directors.

A shareholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must do so in accordance with the foregoing procedures.


                                     xxviii

                                  OTHER MATTERS

We know of no other matters to come before the Annual Meeting other than those referred to in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting the shares represented by the proxy.

                          ANNUAL REPORT ON FORM 10-K/A

We will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K/A for its fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission, including the financial statements and the schedules thereto. We do not undertake to furnish without charge copies of all exhibits to our Form 10-K/A, but we will furnish any exhibit upon the payment of a charge equal to our costs of copying and mailing any such exhibits. Written requests should be directed to Mrs. Dawn M. Schlegel, Chief Financial Officer, 400 Post Avenue, Suite 303, Westbury, New York 11590. Each such request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

                                DAWN M. SCHLEGEL
                                    SECRETARY

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                              DHB INDUSTRIES, INC.

                             Audit Committee Charter

                                                                     As Modified
                                                                        12/14/01


The Audit Committee of the Board of Directors shall be comprised of three (3) directors selected by the Board of Directors of the Company. Each member of the Committee shall be an independent director, as defined by the applicable rules of the Securities and Exchange Commission and the American Stock Exchange, without regard to listing of the Company's Common Stock thereon, each of such Directors shall have sufficient financial experience and ability to enable such persons to discharge the responsibilities of the Audit Committee, and shall have accounting or related financial management expertise.

The following shall constitute the charter of the Audit Committee:

     1. To review and discuss the audited financial statements of the Company with the Company's independent accountants;

     2. To review and discuss the audited financial statements of the Company and management.

     3. To discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented;

     4. To receive the written disclosure and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and to discuss with the independent accountant the independent accountant's independence.

     5. To recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report;

     6. To review with the independent auditors the Company's independent system of audit and financial controls and results of internal audits and to review such matters with appropriate members of management;

     7. To review and discuss the Company's financial reports, accounting standards and principles of the Company, and any significant changes in such standards or principles or in their application;

     8. To review any matters pertaining to the integrity of management, including conflicts of interest, adherence to standards of business conduct, and report to the full Board thereon;

     9. To make recommendations to the full Board with respect to management intentions concerning the retention of, or change in, the Company's independent auditor or in the personnel of the independent auditing firm assigned to audit the Company's financial statements; and

     10. To assure compliance by the Company with the requirements of Section 120 and 121 of the American Stock Exchange Guide to Listed Companies, as the same currently exist and may be amended from time to time hereafter.




                                                                      APPENDIX B

                          OMNIBUS EQUITY INCENTIVE PLAN

                              DHB INDUSTRIES, INC.
               2005 OMNIBUS LONG-TERM INCENTIVE COMPENSATION PLAN

1.       Purpose..................................................................................................1

2.       Definitions..............................................................................................1

3.       Administration...........................................................................................6
         (a)      Authority of the Committee......................................................................6
         (b)      Manner of Exercise of Committee Authority.......................................................6
         (c)      Limitation of Liability.........................................................................6

4.       Shares Subject to Plan...................................................................................7

         (a)      Limitation on Overall Number of Shares Subject to Awards........................................7
         (b)      Application of Limitation to Grants of Awards...................................................7
         (c)      Availability of Shares Not Delivered under Awards...............................................7
         (d)      No Further Awards Under Prior Plan..............................................................7

5.       Eligibility; Per-Person Award Limitations................................................................8

6.       Specific Terms of Awards.................................................................................8

         (a)      General.........................................................................................8
         (b)      Options.........................................................................................8
         (c)      Stock Appreciation Rights.......................................................................9
         (d)      Restricted Stock Awards........................................................................10
         (e)      Deferred Stock Award...........................................................................11
         (f)      Bonus Stock....................................................................................12
         (g)      Performance Awards.............................................................................12
         (h)      Other Stock-Based Awards.......................................................................12

7.       Certain Provisions Applicable to Awards.................................................................13

         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards.........................................13
         (b)      Term of Awards.................................................................................13
         (c)      Form and Timing of Payment Under Awards; Deferrals.............................................13
         (d)      Exemptions from Section 16(b) Liability........................................................14
         (e)      Compliance with Code Section 409A..............................................................14

8.       Code Section 162(m) Provisions..........................................................................14

         (a)      Covered Employees..............................................................................14
         (b)      Performance Criteria...........................................................................14


                                     xxxii




         (c)      Performance Period; Timing for Establishing Performance Goals..................................15
         (d)      Adjustments....................................................................................15

9.       Change in Control.......................................................................................15

         (a)      Effect of "Change in Control"..................................................................15
         (b)      Definition of "Change in Control"..............................................................16

10.      General Provisions......................................................................................18

         (a)      Compliance With Legal and Other Requirements...................................................18
         (b)      Limits on Transferability; Beneficiaries.......................................................18
         (c)      Adjustments....................................................................................19
         (d)      Taxes..........................................................................................20
         (e)      Changes to this Plan and Awards................................................................20
         (f)      Limitation on Rights Conferred Under Plan......................................................21
         (g)      Unfunded Status of Awards; Creation of Trusts..................................................21
         (h)      Nonexclusivity of this Plan....................................................................21
         (i)      Payments in the Event of Forfeitures; Fractional Shares........................................21
         (j)      Governing Law..................................................................................22
         (k)      Non-U.S. Laws..................................................................................22
         (l)      Plan Effective Date and Shareholder Approval; Termination of Plan..............................22


                                     xxxiii

                              DHB INDUSTRIES, INC.
                       2005 OMNIBUS EQUITY INCENTIVE PLAN

         1. PURPOSE. The purpose of this 2005 OMNIBUS EQUITY INCENTIVE PLAN (this "Plan") is to assist DHB Industries, Inc., a public corporation (the "Company"), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to the terms defined in Section 1 hereof.

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under this Plan.

          (b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

          (c)  "Business Combination" has the meaning ascribed to such term in
               Section 9(b)(iii) hereof.

          (d) "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (e) "Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (f)  "Board" means the Company's Board of Directors.

          (g) "Cause" shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in an applicable Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity, or (vii) any statement (written or verbal) by the Participant which denigrates, demeans, libels or slanders the Company or a Related Entity and which has had or is reasonably likely to have a material adverse effect on the Company or any Related Entity or its business, operations or reputation. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

          (h) "Change in Control" means a Change in Control as defined with related terms in Section 9(b) of this Plan.

          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (j) "Committee" means the Compensation Committee of the Board or another committee comprised of Board members and designated by the Board to administer this Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of this Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under this Plan, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) "Independent".

          (k) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (l) "Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (m) "Covered Employee" means an Eligible Person who is a "covered employee" within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

          (n) "Deferred Stock" means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

          (o) "Deferred Stock Award" means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

          (p) "Director" means a member of the Board or the board of directors of any Related Entity.

          (q) "Disability" means a permanent or total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

          (r) "Effective Date" means the date on which this Plan is adopted by the Board, which is April 14, 2005, subject to approval within twelve (12) months thereafter by stockholders of the Company in accordance with Section 10(l) hereof.

          (s) "Eligible Person" means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Code Sections 424(e) and (f), respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in this Plan.

          (t) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (u) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (v) "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (w) "Good Reason" shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in an applicable Award Agreement, "Good Reason" shall have the equivalent meaning or the same meaning as "good reason" or "for good reason" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

          (x) "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of
               Section 422 of the Code or any successor provision thereto.

          (y)  "Incumbent Board" has the meaning ascribed to such term in
               Section 9(b)(ii) hereof.

          (z) "Independent," when referring to either the Board or members of the Committee, has the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed or quoted for trading, and if not listed or quoted for trading, by the rules of American Stock Exchange.

          (aa) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

          (bb) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

          (cc) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

          (dd) "Outstanding Company Common Stock" has the meaning ascribed to such term in Section 9(b)(i) hereof.

          (ee) "Outstanding Company Voting Securities" has the meaning ascribed to such term in Section 9(b)(i) hereof.

          (ff) "Participant" means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (gg) "Performance Award" means any Award granted pursuant to Section 6(g) hereof.

          (hh) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

          (ii) "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (jj) "Related Entity" means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

          (kk) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          (ll) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

          (mm) "Restriction Period" has the meaning ascribed to such term in
               Section 6(d)(i) hereof.

          (nn) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to this Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (oo) "Shares" means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

          (pp) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

          (qq) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 80% or more of the total combined voting power of the then outstanding securities or interests of such corporation entitled to vote generally in the election of directors or in which the Company has at least 80 percent of the profits interest or capital interest of such other entity.

          (rr) "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

          3.      ADMINISTRATION.

          (a) AUTHORITY OF THE COMMITTEE. This Plan shall be administered by the Committee, except to the extent the Board elects to administer this Plan, in which case this Plan shall be administered by only those directors who are Independent Directors and references herein to the "Committee" shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of this Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of this Plan, construe and interpret this Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of this Plan. In exercising any discretion granted to the Committee under this Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

          (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

          (c) LIMITATION OF LIABILITY. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of this Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. SHARES SUBJECT TO PLAN.

          (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Restricted Stock Awards or Deferred Stock Awards, and (iii) covered by Stock Appreciation Rights, is 12,000,000 Shares. In addition, subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under this Plan pursuant to the exercise of Incentive Stock Options is 10,000,000 Shares. No Participant may receive Awards representing more than 1,000,000 Shares in any one calendar year. The foregoing limitations shall be applied as of any date by taking into account the number of Shares available to be made the subject of new Awards as of such date, plus the number of Shares previously issued under this Plan and the number of Shares subject to outstanding Awards as of such date. Any Shares delivered under this Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

          (b) APPLICATION OF LIMITATION TO GRANTS OF AWARDS. No Award may be granted if the number of Shares to be delivered in connection with such Award or, in the case of an Award relating to Shares but settled only in cash, the number of Shares to which such Award relates, exceeds the number of Shares remaining available under this Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

          (c)  AVAILABILITY OF SHARES NOT DELIVERED UNDER AWARDS.

               (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under this Plan.

               (ii) In the event that any Option or other Award granted
                    hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under this Plan.

          (d) NO FURTHER AWARDS UNDER PRIOR PLAN. In light of the adoption of this Plan, no further awards shall be made under any prior plans after the Effective Date.

         5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under this Plan only to Eligible Persons. Subject to adjustment as provided in
Section 10(c), in each fiscal year during any part of which this Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Performance Awards, and/or Other Stock-Based Awards with respect to more than 1,000,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to any Performance Period with respect to Performance Awards is $1,000,000 multiplied by the number of full years in the Performance Period.

         6. SPECIFIC TERMS OF AWARDS.

          (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including but not limited to terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant, terms requiring the achievement of performance goals and/or future service requirements in order for Awards to vest and be exercisable, and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, no consideration other than services may be required for the grant (but not the exercise) of any Award.

          (b) OPTIONS. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

               (i) EXERCISE PRICE. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price per Share under such Incentive Stock Option shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

               (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

               (iii) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock
                    Option granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                    (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be for no more than five years from the date of grant; and

                    (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000.

          (c) STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights to any Eligible Person (a "Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of this Plan, including the following:

               (i) RIGHT TO PAYMENT. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant.

               (ii) OTHER TERMS. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. The amount payable upon exercise of a Stock Appreciation Right shall be paid solely in the form of Shares, unless the Committee determines that payment in the form of cash or property (other than Shares) would not cause the Stock Appreciation Rights to be subject to
                    Section 409A of the Code.

          (d) RESTRICTED STOCK AWARDS. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

               (i) GRANT AND RESTRICTIONS. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the "Restriction Period"). The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award Agreement relating to the subject Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to
                    Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

               (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

               (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under this
                    Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that (A) "stop transfer" instructions be placed against such Restricted Stock with the Company's transfer agent, (B) such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, (C) the Company retain physical possession of the certificates, and (D) the Participant deliver stock powers to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) DIVIDENDS AND SPLITS. As a condition to the grant of a
                    Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

               (v) MINIMUM VESTING PERIOD. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Restricted Stock Awards subject solely to future service requirements shall have a Restriction Period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

          (e) DEFERRED STOCK AWARD. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

               (i) AWARD AND RESTRICTIONS. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee. In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock

                    Award carries no voting or dividend or other rights associated with Share ownership.

               (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant's Deferred Stock Award that is at that time subject to deferral shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

          (f) BONUS STOCK. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g) PERFORMANCE AWARDS. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 hereof. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 hereof or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8 hereof. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

          (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of this Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under this Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under this Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

         7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

          (a) STAND-ALONE, ADDITIONAL, AND SUBSTITUTE AWARDS. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.

          (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).

          (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company's securities are listed or quoted for trading and, if not listed or quoted for trading on either the American Stock Exchange or a national securities exchange, then the rules of the American Stock Exchange. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, upon occurrence of one or more specified events (in addition to a Change in Control), if the Committee determines that such acceleration and cash settlement would not cause the Award to be subject to
               Section 409A of the Code or, if such Award is or would be subject to Section 409A, would not cause the Award to fail to meet, or to be operated in accordance with, the requirements of Section 409A (including, without limitation, those referred to in Code Section 409(a)(1)(A)(i)). Installment or deferred payments may be required by the Committee (subject to Section 10(e) hereof, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments.

          (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

          (e) COMPLIANCE WITH CODE SECTION 409A. It is the intent of the Company that each Award under this Plan either (i) not be subject to the requirements of Section 409A, as interpreted by IRS Notice 2005-1 (2005-2 I.R.B. 274) and any subsequent guidance published by the IRS regarding Section 409A, or (ii) meet and be operated in accordance with such requirements. Accordingly, each Award under this Plan shall comply with the requirements of Section 409A, if applicable, and shall be administered in accordance with such requirements.

         8. CODE SECTION 162(M) PROVISIONS.

          (a) COVERED EMPLOYEES. If and to the extent that the Committee determines at the time a Restricted Stock Award, a Performance Award, or an Other Stock-Based Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 8 is applicable to such Award.

          (b) PERFORMANCE CRITERIA. If a Restricted Stock Award, a Performance Award or an Other Stock-Based Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added;
               (7) direct contribution; (8) net income; pre-tax earnings, earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

          (c) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          (d) ADJUSTMENTS. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

         9.       CHANGE IN CONTROL

          (a)  EFFECT OF "CHANGE IN CONTROL."

               (i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control shall become immediately vested and exercisable, subject to applicable restrictions set forth in
                    Section 10(a) hereof.

               (ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under this Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

               (iii) With respect to any outstanding Performance Award,
                    Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award subject to achievement of performance goals and conditions under this Plan, (A) a pro rata portion of the Award shall be considered earned and payable based on the portion of the Performance Period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and (B) the value at target performance of the remaining portion of the Award shall be converted to a Restricted Stock Award, or a Deferred Stock Award for purposes of Section 9(a)(iv). If Awards are not assumed or substituted for by the successor company pursuant to Section 9(a)(iv), then the full Award shall be considered earned and payable.

               (iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i),
                    (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting the Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

                  (b) DEFINITION OF "CHANGE IN CONTROL"

                    (i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute a Change in
                         Control: (w) any acquisition directly from the Company;
                         (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses
                         (A), (B) and (C) of subsection (iii) below; or

                    (ii) During any period of twelve (12) consecutive months
                         (not including any period prior to the Effective Date), individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (iii) Consummation of a reorganization, merger, statutory
                         share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                  Notwithstanding anything to the contrary in the foregoing provisions of this Section 9, in no event shall a "Change in Control" for purposes of this Plan include a transaction or other event or series of events that would not be a "Change in Control Event" as defined in IRS Notice 2005-1 (or such Treasury Regulations or other guidance published by the IRS as may modify or supercede Notice 2005-1).

         10.      GENERAL PROVISIONS.

          (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest granted under this Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under this Plan from or through any Participant shall be subject to all terms and conditions of this Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c)  ADJUSTMENTS.

               (i) ADJUSTMENTS TO PLAN SHARES AND AWARDS. In the event that, at any time and from time to time subsequent to the Effective Date, there occurs any stock dividend, extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event relating to or affecting the outstanding Shares and/or such other securities of the Company or any other applicable issuer, then the number of Shares then available under this Plan shall be arithmetically or otherwise appropriately adjusted to reflect the effects of such transaction or event, and the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards,
                    (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

               (ii) ADJUSTMENTS IN CASE OF CERTAIN CORPORATE TRANSACTIONS. In
                    the event of any proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Shares are exchanged for or converted into securities issued by another entity, the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Award or substitute an equivalent option, right or other award. If the successor or acquiring entity or an affiliate thereof does not cause such an assumption or substitution of any Award, then that Award shall terminate upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

               (iii) OTHER ADJUSTMENTS. In addition, the Committee (and the
                    Board if and only to the extent such authority is not required to be exercised by the Committee to comply with
                    Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would (i) cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder or (ii) cause any Award hereunder to fail to satisfy the requirements of Code Section 409A, if applicable.

          (d) TAXES. The Company and any Related Entity are authorized to withhold, from any Award granted, any payment relating to an Award under this Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) CHANGES TO THIS PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate this Plan, or the Committee's authority to grant Awards under this Plan, without the consent of stockholders or Participants, except that any amendment or alteration to this Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in or in a manner in violation of this Plan; provided that, without the consent of an affected Participant, no such Committee or Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary contained in this Plan, but subject to the express requirements of this Plan and Section 409A of the Code with regard to the minimum exercise price or other pricing applicable to Options or Stock Appreciation Rights (as the case may be), the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the stockholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciate Rights and replace them with Awards having a lower exercise price without the prior approval of the stockholders of the Company.

          (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity, (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

          (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in this Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under this Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of this Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (h) NONEXCLUSIVITY OF THIS PLAN. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under
               Section 162(m) of the Code.

          (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) GOVERNING LAW. The validity, construction and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the jurisdiction of incorporation of the Company without giving effect to principles of conflict of laws and excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

          (k) NON-U.S. LAWS. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of this Plan.

          (l) PLAN EFFECTIVE DATE AND SHAREHOLDER APPROVAL; TERMINATION OF PLAN. This Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to this Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event that stockholder approval is not obtained. This Plan shall terminate at the earlier of (i) termination of this Plan by the Board, or (ii) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of this Plan shall remain in effect until they have been exercised or terminated, or have expired.